[PHOTO]

OPPENHEIMER U.S. GOVERNMENT TRUST

Semiannual Report February 28, 1997

"We need
monthly
income,
and we need
to feel
comfortable
about how
our money
is invested."

[OPPENHEIMERFUNDS LOGO]

THIS FUND IS FOR PEOPLE WHO WANT MONTHLY INCOME AND FEEL SECURE WITH A FUND EMPHASIZING U.S. GOVERNMENT-BACKED SECURITIES.

                                     YIELD

                             STANDARDIZED YIELDS(3)

For the 30 Days Ended 2/28/97:

Class A

6.98%

Class B

6.56%

Class C

6.58%

                                BEAT THE AVERAGE

Cumulative Total Return for the 3-Year Period Ended 3/31/97:

Oppenheimer U.S. Government
Trust Class A (at net asset value)(1)


21.09%

Lipper General U.S. Government Average for 123 General U.S. Government Funds for the 3-Year Period Ended 3/31/97(4)

16.66%


HOW YOUR FUND IS MANAGED

Oppenheimer U.S. Government Trust seeks high current income and safety of principal by investing primarily in a portfolio of fixed income securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

         While an investment in the Fund is neither insured nor guaranteed, and its share prices and dividends fluctuate in value, the fact that most of the securities in the Fund's portfolio are government-backed means investors enjoy superior credit safety and assurance of timely payment to the Fund of principal and interest on those securities.

         In addition, the Fund is designed to provide higher income than more conservative fixed income investments.

PERFORMANCE

Cumulative total returns for the six months ended 2/28/97 were 5.23% for Class A shares, 4.84% for Class B shares and 4.86% for Class C shares, without deducting sales charges.(1)

         Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 3/31/97 were 0.45%, 5.50% and 6.83%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 7/21/95 were (0.25)% and 3.10%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 12/1/93 were 3.81% and 4.52%, respectively.(2)

OUTLOOK

"Our outlook for the Fund is positive. We maintain that funds pursuing a yield strategy should be well-poised to perform well in the first few months of 1997."

                                              David Rosenberg, Portfolio Manager
                                                               February 28, 1997


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge rate for Class A shares was higher during a portion of some of the periods shown, and actual investment results would have been less. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. An explanation of the different performance calculations is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

3. Standardized yield is based on net investment income for the 30-day period ended 2/28/97. Falling net asset values will tend to artificially raise yields.

4. Source: Lipper Analytical Services, 3/31/97. The Lipper average is shown for comparative purposes only. Funds included in the Lipper index may have different investment policies and risks than the Fund. Oppenheimer U.S. Government Trust is characterized by Lipper as a general U.S. government fund. Lipper performance is based on total return and does not take sales charges into account.

2  Oppenheimer U.S. Government Trust

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
U.S. Government Trust

DEAR SHAREHOLDER,

As we enter the second quarter, we are optimistic regarding the prospects for fixed income investors who maintain a long-term perspective. While U.S. economic policy makers face a considerable challenge in 1997, maintaining the delicate balance between moderate growth and low inflation, we believe current political and economic stability creates a favorable environment for long-term investments. In fact, the current economic trend appears to follow the pattern that emerged in early 1996.

         The similarities between the first few months of 1996 and those of 1997 are striking. In both cases, economic growth was slightly more robust than expected, and many experts were concerned that an overheating economy would generate inflation. On March 18, as a preemptive move against inflation, Federal Reserve Board Chairman Alan Greenspan raised short-term interest rates by a modest amount. This was the first change in monetary policy since January 1996, and the first increase in short-term interest rates in over two years. Today, it appears this initial interest-rate increase may not be the last, and investors remain concerned about high stock market valuations and the potential re-emergence of inflation.

         At OppenheimerFunds, we are optimistic regarding the long-term expectations for fixed income markets. We maintain that economic growth will not accelerate substantially but should continue at a modest rate. In addition, as investors in general become more realistic about stock market returns, we foresee fixed income investments becoming attractive relative to potentially more volatile investments in equities.

         In the near term, select yield-oriented securities, such as mortgage-backed and foreign securities-particularly those in emerging markets-are well-positioned for producing higher returns and current income. That's because mortgage-backed securities perform well in a rising interest-rate environment, and emerging market securities tend to be less sensitive to U.S. interest-rate and currency movements. Our long-term outlook is that we may see an increase in the demand for U.S. fixed income products which could drive yields lower and make it difficult to maintain today's income stream. However, this increased demand could provide the fixed income investor with enhanced long-term fixed income investment opportunities.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.



/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill

March 21, 1997


3  Oppenheimer U.S. Government Trust

Q + A

[PHOTO]

Q  WHAT
AREAS ARE YOU CURRENTLY
TARGETING?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?

This was a relatively good period for Oppenheimer U.S. Government Trust, after three very good years in a row. As a result of our defensive, income-oriented strategy, Oppenheimer U.S. Government Trust finished 4th out of 173 general U.S. government funds ranked by Lipper for the 1-year period ended 3/31/97.(1)

WHAT FACTORS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

The goal of this Fund is to provide competitive income with relatively low risk. In order to meet this goal, we made a few changes to the portfolio's composition this period. First, we trimmed our mortgage-backed securities exposure. These holdings pay very high income and, at certain periods over the last six months, our involvement in mortgage-backed securities represented as much as 85% to 90% of the portfolio. Because these securities performed so well throughout the year, we decided to take some profits. Another reason we reduced our holdings was that as interest rates dropped slightly in November, we were taking a somewhat cautious stance regarding prepayment risk-a situation that always arises during periods of interest rate declines.(2)

         Second, as we decreased our mortgage-backed securities exposure, we diversified the portfolio by adding non-agency commercial mortgage-backed securities. Real estate risks are associated with the strength of the economy, rather than interest rates. This characteristic adds diversification to the portfolio, thereby reducing risk. We are optimistic about the real estate market, particularly commercial real estate, and have seen a strong recovery across the country over the year.

1. Source: Lipper Analytical Services, 3/31/97. The Lipper average is shown for comparative purposes only. Oppenheimer U.S. Government Trust's Class A shares were ranked 21 out of 75 funds in its category for the 5-year period ended 3/31/97 and 9 out of 45 funds for the 10-year period ended 3/31/97. Oppenheimer U.S. Government Trust is characterized by Lipper as a general U.S. government fund. Lipper performance is based on total return and does not take sales charges into account.

2. The Fund's portfolio is subject to change. Non-agency mortgage-backed securities are neither insured nor guaranteed by any government agency.


4  Oppenheimer U.S. Government Trust

[PHOTO]

FACING PAGE
Top left: David Rosenberg, Portfolio Manager

Top right: Art Steinmetz, Senior VP, Fixed Income Investments Team

Bottom: Len Darling, Executive VP, Director of Fixed Income
Investments

THIS PAGE
Top: David Rosenberg with Gina Palmieri, Mortgage Analyst

Bottom: David Rosenberg with Leslie Falconio and Gina Palmieri, Members of Fixed Income Investments Team

A  WE PLAN
TO INCREASE OUR
EXPOSURE TO
MORTGAGE-BACKED
SECURITIES.


         Third, we further reduced risk in the portfolio by shortening the average maturity, a move that made the portfolio less sensitive to interest rates as they fluctuated through-out the period. This defensive structure was one of the primary reasons for our relatively strong performance.

DID ANY INVESTMENTS HINDER PERFORMANCE?

Looking back, we could have positioned ourselves even more defensively by adjusting our maturities as interest rates moved throughout the year. For example, when the economy accelerated in the first and second quarters of 1996, we could have shortened our duration, which is a measure of the portfolio's price sensitivity to changes in interest rates, more dramatically. And, in the second half of the year, when the economy slowed, we should have extended it. Additionally, we probably decreased our mortgage-backed securities exposure too soon. These securities performed very well throughout the last quarter of 1996, and the Fund would have benefited had we not reduced these holdings so quickly.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

During the first half of 1997, we plan to slowly increase our exposure to mortgage-backed securities to provide extra income for the Fund. We also intend to rebuild our commercial mortgage-backed exposure. And, we plan to reduce our Treasury exposure in order to support this conversion.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook for the Fund is positive. We believe that in the current interest-rate environment, characterized by stable to potentially slightly rising interest rates, the most important attribute of any fund is its concentration on seeking yield. Therefore, we maintain that funds pursuing a yield strategy should be well-poised to perform well in the first few months of 1997.

[PHOTO]

5  Oppenheimer U.S. Government Trust

STATEMENT OF INVESTMENTS   February 28, 1997 (Unaudited)

                                                                                                   FACE                MARKET VALUE
                                                                                                   AMOUNT              SEE NOTE 1
===================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--100.4%
-----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--86.7%
-----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/
SPONSORED--69.0%
       Federal Home Loan Mortgage Corp.:
       Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates:
       14%, 1/1/11                                                                                 $    493,642        $    584,744
       11.50%, 6/1/20                                                                                 1,179,883           1,372,721
       13%, 8/1/15                                                                                    2,051,286           2,478,851
       9.50%, 12/1/02--11/1/03                                                                          457,561             478,881
       Series 0192, Cl. H., 9%, 7/15/21                                                               1,200,192           1,221,940
       Series 1065, Cl. H, 8.50%, 10/15/19                                                              911,329             923,286
       Series 1343, Cl. LA, 8%, 8/15/22                                                               8,000,000           8,232,480
       Series 1347, Cl. I, 8%, 8/15/22                                                               10,000,000          10,287,500
       Series 1455, Cl. J, 7.50%, 12/15/22                                                            5,000,000           5,026,550
       Series 5, Cl. Z, 9%, 5/15/19                                                                   2,929,001           3,081,401
       Interest-Only Stripped Mtg.-Backed Security:
       Trust 177, Cl. B, 13.121%--15.639%, 7/1/26(1)                                                141,610,005          50,625,576
       Trust 179, 9.054%, 9/1/26(1)                                                                   8,728,695           2,815,004
       Principal-Only Stripped Mtg.-Backed Security, Trust 179, 7.033%, 9/1/26(2)                     8,728,695           6,100,540
       ----------------------------------------------------------------------------------------------------------------------------
       Federal National Mortgage Assn.:
       11%, 7/1/16                                                                                    1,457,690           1,669,055
       11.50%, 11/1/15                                                                                1,120,965           1,282,373
       12%, 4/15/19                                                                                   1,441,331           1,698,969
       7%, 8/1/25--5/1/26                                                                            22,165,342          21,631,077
       7.50%, 3/15/12(3)                                                                             35,250,000          35,679,698
       7.50%, 3/15/27(3)                                                                            101,750,000         101,527,168
       7.50%, 8/1/25                                                                                  4,487,438           4,485,643
       8.50%, 4/1/27(3)                                                                              23,500,000          24,300,410
       Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
       Investment Conduit Pass-Through Certificates:
       13%, 11/1/12                                                                                     166,927             196,503
       8%, 12/1/22                                                                                    2,767,895           2,838,560
       8.75%, 11/25/05                                                                                4,000,000           4,141,240
       Series 1991-176,Cl. PL, 7%, 12/25/21                                                          29,617,000          27,969,406
       Series 1992-34, Cl. G, 8%, 3/25/22                                                             2,520,000           2,574,331
       Series G92-42, Cl. C, 7%, 9/25/19                                                                240,777             240,175
       Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
       Trust 1989-4, Cl. D, 10%, 2/25/19                                                              3,000,000           3,387,180
       Trust 1990-143, Cl. J, 8.75%, 12/25/20                                                        26,000,000          27,430,000
       Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                           5,000,000           5,543,750
       Trust 1992-112, Cl. ED, 4%, 12/25/20                                                           3,000,000           2,597,790
       Trust 1995-4, Cl. PC, 8%, 5/25/25                                                              3,885,880           4,017,028
       Interest-Only Stripped Mtg.-Backed Security, Trust 177, Cl. B, 13.023%, 1/1/24(1)              6,003,487           2,012,106
                                                                                                                       ------------
                                                                                                                        368,451,936

-----------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--17.7%
       Government National Mortgage Assn.:
       10%, 6/15/16--8/15/19                                                                          3,239,136           3,574,447
       10.50%, 1/15/98--5/15/21                                                                       7,331,401           8,202,931
       11%, 10/20/19--7/20/20                                                                         6,009,838           6,866,241
       11.50%, 1/15/98--4/15/13                                                                         120,265             135,986
       12%, 12/15/12--3/15/14                                                                            66,282              77,441
       12.50%, 1/15/14--6/15/19                                                                       1,111,463           1,308,748
       13%, 4/15/11--12/15/14                                                                           171,321             204,095
       13.50%, 4/15/11--8/15/14                                                                         202,140             243,204
       14%, 6/15/11                                                                                      41,740              50,767

6      Oppenheimer U.S. Government Trust

                                                                                                   FACE                MARKET VALUE
                                                                                                   AMOUNT              SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED
(CONTINUED)
       15%, 7/15/11--9/15/12                                                                       $    177,458         $   219,430
       6%, 3/20/27(3)(4)                                                                             23,500,000          23,555,078
       6.50%, 11/15/23--12/15/23                                                                      1,882,364           1,800,747
       7%, 2/15/22--10/15/23                                                                          9,786,641           9,604,778
       7.125%, 4/20/17                                                                                  367,206             376,559
       7.25%, 12/15/05                                                                                   37,782              38,210
       7.50%, 10/15/06--7/15/26                                                                      21,416,791          21,453,610
       8%, 4/15/02--5/15/25                                                                           3,483,065           3,592,927
       8.25%, 4/15/08                                                                                   137,313             143,749
       8.50%, 6/15/01--1/15/06                                                                          109,668             114,322
       9%, 9/15/08--5/15/09                                                                             475,391             510,343
       9.50%, 4/15/01--1/15/20                                                                        1,426,404           1,551,136
       Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit
       Pass-Through Certificates, Series 1994-5, Cl. PQ, 7.493%, 7/16/24                              6,000,000           5,956,860
       ----------------------------------------------------------------------------------------------------------------------------
       U.S. Department of Veterans Affairs, Interest-Only Gtd. Real Estate Mtg.
       Investment Conduit Pass-Through Certificates, Vendee Mtg. Trust,
       Series 1995-2B, Cl. 2-IO, 24.353%, 6/15/25(1)(5)                                             130,436,775           4,702,857
                                                                                                                       ------------
                                                                                                                         94,284,466

-----------------------------------------------------------------------------------------------------------------------------------
PRIVATE--13.7%
-----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--11.2%
       Asset Securitization Corp.:
       Commercial Mtg. Pass-Through Certificates,
       Series 1996-MD6, Cl. A-5, 7.132%, 11/13/26(4)                                                  5,000,000           4,956,250
       Series 1996-D3, Cl. A5, 8.346%, 10/13/26(4)(5)                                                 3,700,000           3,789,031
       ----------------------------------------------------------------------------------------------------------------------------
       Commercial Mortgage Acceptance Corp., Interest-Only Stripped
       Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 0.96%, 12/25/20(1)(5)                          24,833,200             869,162
       ----------------------------------------------------------------------------------------------------------------------------
       FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
       Pass-Through Certificates, Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25(5)                          3,000,000           3,057,188
       ----------------------------------------------------------------------------------------------------------------------------
       Merrill Lynch Mortgage Investors, Inc. Mtg. Pass-Through Certificates,
       Series 1996-C1, 7.42%, 4/25/28                                                                 5,061,000           5,032,136
       ----------------------------------------------------------------------------------------------------------------------------
       Morgan Stanley Capital I, Inc.:
       Collateralized Mtg. Obligations, Cl. C, 7.95%, 8/15/27(5)                                      5,014,988           5,118,422
       Commercial Mtg. Pass-Through Certificates,
       Series 1996-C1, Cl. D-1, 7.51%, 2/15/28(4)(5)                                                  3,000,000           2,992,500
       ----------------------------------------------------------------------------------------------------------------------------
       Potomac Gurnee Financial Corp., Commercial Mtg.
       Pass-Through Certificates, Cl. D, 7.683%, 12/21/26(5)                                          2,500,000           2,480,078
       ----------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
       Series 1992-C5, Cl. C, 8.85%, 5/25/22                                                          7,124,096           7,273,258
       Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                          1,183,001           1,214,240
       Series 1994-C1, Cl. C, 8%, 6/25/26                                                             7,075,000           7,197,154
       Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                          7,677,000           7,161,801
       ----------------------------------------------------------------------------------------------------------------------------
       Structured Asset Securities Corp., Multiclass Pass-Through Certificates:
       Series 1996-C3, Cl. C, 7.375%, 6/25/30(4)(5)                                                   5,000,000           4,964,063
       Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                        3,700,000           3,660,688
                                                                                                                       ------------
                                                                                                                         59,765,971

-----------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY--1.8%
       Countrywide Funding Corp., Series 1993-12, Cl. B1, 6.625%, 2/25/24                             3,000,000           2,724,375
       ----------------------------------------------------------------------------------------------------------------------------
       CS First Boston Mortgage Securities Corp., Mtg.
       Pass-Through Interest-Only Certificates:
       Series 94-M1, Cl. A-X, 0.52%, 2/15/02(1)(5)                                                   88,100,000              27,531
       Series 94-M1, Cl. B-X, 0.61%, 2/15/02(1)(5)                                                   19,300,000               6,031
       Series 94-M1, Cl. C-X, 0.66%, 2/15/02(1)(5)                                                   15,400,000               4,813
       Series 94-M1, Cl. D-X, 0.82%, 2/15/02(1)(5)                                                    2,968,000                 928

7      Oppenheimer U.S. Government Trust

                                                                                                   FACE               MARKET VALUE
                                                                                                   AMOUNT             SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY (CONTINUED)
       Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
       Series 1991-M5, Cl. A, 9%, 3/25/17                                                          $  5,845,973        $  6,008,564
       Series 1992-M4, Cl. B, 7.20%, 9/25/21                                                            755,532             755,533
                                                                                                                       ------------
                                                                                                                          9,527,775

-----------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.7%
       Prudential Home Mortgage Securities Corp., Sub. Fixed Rate Mtg. Securities,
       Real Estate Mtg. Investment Conduit Pass-Through Certificates,
       Series 1995-A, Cl. B2, 8.684%, 3/28/25(4)(5)                                                   1,477,582           1,515,445
       ----------------------------------------------------------------------------------------------------------------------------
       Residential Funding Corp., Mtg. Pass-Through Certificates,
       Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                                        2,025,112           2,076,368
                                                                                                                       ------------
                                                                                                                          3,591,813
                                                                                                                       ------------
       Total Mortgage-Backed Obligations (Cost $529,716,468)                                                            535,621,961

===================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--32.8%
-----------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds:
       7.50%, 11/15/24(6)                                                                            18,245,000          19,527,840
       STRIPS, Zero Coupon, 6.68%, 2/15/19(7)                                                        22,000,000           4,734,861
       STRIPS, Zero Coupon, 7.03%, 5/15/22(7)                                                        37,800,000           6,514,334
       ----------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts.:
       6.375%, 8/15/02                                                                                  122,000             121,886
       6.875%, 3/31/00                                                                               17,640,000          17,965,227
       7.50%, 5/15/02                                                                                10,400,000          10,897,255
       7.75%, 12/31/99--1/31/00                                                                      73,375,000          76,324,687
       8%, 5/15/01                                                                                   28,100,000          29,803,563
       9.125%, 5/15/99                                                                                3,500,000           3,713,279
       9.25%, 8/15/98                                                                                 1,350,000           1,411,171
       STRIPS, Zero Coupon, 6.70%, 8/15/16(7)                                                        15,000,000           3,867,103
                                                                                                                      -------------
       Total U.S. Government Obligations (Cost $178,645,832)                                                            174,881,206

===================================================================================================================================
REPURCHASE AGREEMENT--1.0%
-----------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with PaineWebber, Inc., 5.37%, dated 2/28/97, to be repurchased at $5,302,372 on 3/3/97, collateralized by U.S. Treasury
       Nts., 5.875%, 2/28/99, with a value of $5,407,310 (Cost $5,300,000)                            5,300,000           5,300,000

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $713,662,300)                                                           134.2%        715,803,167
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                     (34.2)       (182,288,821)
                                                                                                  -------------       -------------
NET ASSETS                                                                                                100.0%       $533,514,346
                                                                                                  =============       =============

       1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

       2. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

       3. When-issued security to be delivered and settled after February 28, 1997.

       4. Represents the current interest rate for a variable rate security.

       5. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.

       6. Securities with an aggregate market value of $3,219,357 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

       7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

       See accompanying Notes to Financial Statements.

8      Oppenheimer U.S. Government Trust

STATEMENT OF ASSETS AND LIABILITIES   February 28, 1997 (Unaudited)

===================================================================================================================================
ASSETS
       Investments, at value (cost $713,662,300)--see accompanying statement                                           $715,803,167
       ----------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                                 199,400
       ----------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Investments sold                                                                                                  52,103,784
       Interest and principal paydowns                                                                                    6,106,194
       Shares of beneficial interest sold                                                                                 1,265,424
       Daily variation on futures contracts--Note 5                                                                          33,047
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                 20,413
                                                                                                                       ------------
       Total assets                                                                                                     775,531,429

===================================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Investments purchased on a when-issued basis--Note 1                                                             238,389,566
       Shares of beneficial interest redeemed                                                                             2,334,654
       Dividends                                                                                                            705,621
       Distribution and service plan fees                                                                                   209,158
       Trustees' fees                                                                                                       180,501
       Other                                                                                                                197,583
                                                                                                                       ------------
       Total liabilities                                                                                                242,017,083

===================================================================================================================================
NET ASSETS                                                                                                             $533,514,346
                                                                                                                       ============

===================================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                                 $552,352,656
       ----------------------------------------------------------------------------------------------------------------------------
       Overdistributed net investment income                                                                                (90,990)
       ----------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized loss on investment transactions                                                         (21,225,343)
       ----------------------------------------------------------------------------------------------------------------------------
       Net unrealized appreciation on investments--Notes 3 and 5                                                          2,478,023
                                                                                                                       ------------
       Net assets                                                                                                      $533,514,346
                                                                                                                       ============

===================================================================================================================================
NET ASSET VALUE
PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $473,794,118 and 50,633,792 shares of beneficial interest outstanding)                                              $9.36
       Maximum offering price per share (net asset value plus sales charge
       of 4.75% of offering price)                                                                                            $9.83

       ----------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $40,398,266 and 4,321,607 shares of beneficial interest outstanding)                                                $9.35

       ----------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on net assets
       of $19,321,962 and 2,067,392 shares of beneficial interest outstanding)                                                $9.35

       See accompanying Notes to Financial Statements.


9      Oppenheimer U.S. Government Trust

STATEMENT OF OPERATIONS   For the Six Months Ended February 28, 1997
(Unaudited)

===================================================================================================================================
INVESTMENT INCOME
       Interest                                                                                                         $23,118,788

-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
       Management fees--Note 4                                                                                            1,615,490
       ----------------------------------------------------------------------------------------------------------------------------
       Distribution and service plan fees--Note 4:
       Class A                                                                                                              580,158
       Class B                                                                                                              180,999
       Class C                                                                                                               92,481
       ----------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                                363,600
       ----------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                                  141,201
       ----------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                           59,296
       ----------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                               31,165
       ----------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class B                                                                                                                2,246
       ----------------------------------------------------------------------------------------------------------------------------
       Trustees' fees and expenses--Note 1                                                                                    6,418
       ----------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                 32,269
                                                                                                                        -----------
       Total expenses                                                                                                     3,105,323

===================================================================================================================================
NET INVESTMENT INCOME                                                                                                    20,013,465

===================================================================================================================================
REALIZED AND
UNREALIZED GAIN (LOSS)
       Net realized gain (loss) on:
       Investments                                                                                                        2,891,400
       Closing of futures contracts                                                                                      (2,057,730)
                                                                                                                       ------------
       Net realized gain                                                                                                    833,670
       ----------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                               6,529,811
                                                                                                                       ------------
       Net realized and unrealized gain                                                                                   7,363,481

===================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                    $27,376,946
                                                                                                                       ============

       See accompanying Notes to Financial Statements.


10     Oppenheimer U.S. Government Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                FEBRUARY 28, 1997    PERIOD ENDED          YEAR ENDED
                                                                (UNAUDITED)          AUGUST 31, 1996(1)    JUNE 30, 1996
========================================================================================================================
OPERATIONS
       Net investment income                                    $  20,013,465        $   6,266,136         $  34,112,103
       -----------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                                       833,670            3,446,018            (5,345,762)
       -----------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation        6,529,811           (7,579,207)           (5,672,502)
                                                                -------------        -------------         -------------
       Net increase in net assets resulting from operations        27,376,946            2,132,947            23,093,839

========================================================================================================================
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                    (18,167,329)          (5,731,651)          (31,382,515)
       Class B                                                     (1,219,262)            (348,062)           (1,137,105)
       Class C                                                       (626,875)            (186,423)             (968,691)
       -----------------------------------------------------------------------------------------------------------------
       Tax return of capital distribution:
       Class A                                                             --                   --              (618,306)
       Class B                                                             --                   --               (37,635)
       Class C                                                             --                   --               (22,691)

========================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from
       beneficial interest transactions--Note 2:
       Class A                                                    (36,605,778)           2,449,140           202,362,216
       Class B                                                      3,482,029            6,033,028            31,353,131
       Class C                                                        530,023              161,928             7,965,917

========================================================================================================================
NET ASSETS
       Total increase (decrease)                                  (25,230,246)           4,510,907           230,608,160
       -----------------------------------------------------------------------------------------------------------------
       Beginning of period                                        558,744,592          554,233,685           323,625,525
                                                                -------------        -------------         -------------
       End of period [including undistributed
       (overdistributed) net investment income of $(90,990),
       $(90,989) and $57,809, respectively]                      $533,514,346         $558,744,592          $554,233,685
                                                                =============        =============         =============

       1. The Fund changed its fiscal year end from June 30 to August 31.

       See accompanying Notes to Financial Statements.

11     Oppenheimer U.S. Government Trust

FINANCIAL HIGHLIGHTS

                                                                     CLASS A
                                                                     -------------------------------------------------------
                                                                     SIX MONTHS         PERIOD
                                                                     ENDED              ENDED
                                                                     FEB. 28, 1997      AUGUST 31,       YEAR ENDED JUNE 30,
                                                                     (UNAUDITED)        1996(2)          1996        1995
============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                                         $9.23            $9.30       $9.51      $9.20
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                          .35              .10         .67        .68
Net realized and unrealized gain (loss)                                        .13             (.07)       (.21)       .31
                                                                         ---------         --------    --------   --------
Total income (loss) from investment operations                                 .48              .03         .46        .99
----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                          (.35)            (.10)       (.66)      (.68)
Dividends in excess of net investment income                                    --               --          --         --
Tax return of capital distribution                                              --               --        (.01)        --
                                                                         ---------         --------    --------   --------
Total dividends and distributions to shareholders                             (.35)            (.10)       (.67)      (.68)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $9.36            $9.23       $9.30      $9.51
                                                                         =========         ========    ========   ========

============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                                           5.23%            0.42%       4.91%     11.22%

============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                  $473,794         $503,693    $504,966   $312,607
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                         $488,897         $508,123    $452,236   $307,306
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                         7.49%(5)         6.64%(5)    7.07%      7.32%
Expenses                                                                      1.07%(5)         1.09%(5)    1.08%      1.09%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                                    23.4%             5.6%      399.7%     303.5%

       1. For the period from December 1, 1993 (inception of offering) to June 30, 1994.

       2. The Fund changed its fiscal year end from June 30 to August 31.

       3. For the period from July 21, 1995 (inception of offering) to June 30, 1996.

       4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


12     Oppenheimer U.S. Government Trust

                                     CLASS B                             CLASS C
---------------------------------    ---------------------------------   ----------------------------------------------------
                                     SIX MONTHS    PERIOD      PERIOD    SIX MONTHS     PERIOD
                                     ENDED         ENDED       ENDED     ENDED          ENDED
                                     FEB. 28, 1997 AUGUST 31,  JUNE 30,  FEB. 28, 1997  AUGUST 31,  YEAR ENDED JUNE 30,
   1994        1993        1992      (UNAUDITED)   1996(2)     1996(3)   (UNAUDITED)    1996(2)     1996     1995      1994(1)
=============================================================================================================================
    $9.95       $9.73       $9.25    $9.22         $9.29        $9.40      $9.22        $9.29        $9.50     $9.19    $9.83
-----------------------------------------------------------------------------------------------------------------------------

      .67         .68         .69      .31           .09          .56        .31          .09          .60       .61      .33
     (.74)        .22         .48      .13          (.07)        (.11)       .13         (.07)        (.21)      .30     (.64)
---------   ---------   ---------  -------       -------      -------    -------      -------      -------   -------   ------
     (.07)        .90        1.17      .44           .02          .45        .44          .02          .39       .91     (.31)
-----------------------------------------------------------------------------------------------------------------------------

     (.64)       (.68)       (.69)    (.31)         (.09)        (.55)      (.31)        (.09)        (.59)     (.60)    (.33)
     (.01)         --          --       --            --           --         --           --           --        --       --

     (.03)         --          --       --            --         (.01)        --           --         (.01)       --       --
---------   ---------   ---------  -------       -------      -------    -------      -------      -------   -------   ------
     (.68)       (.68)       (.69)    (.31)         (.09)        (.56)      (.31)        (.09)        (.60)     (.60)    (.33)
-----------------------------------------------------------------------------------------------------------------------------
    $9.20       $9.95       $9.73    $9.35         $9.22        $9.29      $9.35        $9.22        $9.29     $9.50    $9.19
=========   =========   =========  =======       =======      =======    =======      =======      =======   =======   ======

=============================================================================================================================
   (1.17)%       9.55%      13.05%    4.84%         0.28%        4.80%      4.86%        0.28%        4.11%    10.31%   (3.12)%

=============================================================================================================================

 $310,027    $380,916    $395,863  $40,398       $36,504      $30,737    $19,322      $18,547      $18,531   $11,019   $4,261
-----------------------------------------------------------------------------------------------------------------------------
 $355,698    $401,789    $376,532  $36,586       $35,078      $19,227    $18,687      $18,620      $15,766    $6,503   $2,173
-----------------------------------------------------------------------------------------------------------------------------

     6.61%       6.90%       7.23%    6.72%(5)      5.82%(5)     6.44%(5)   6.75%(5)     5.90%(5)     6.27%     6.44%    5.97%(5)
     1.14%       1.17%       1.17%    1.84%(5)      1.88%(5)     1.93%(5)   1.81%(5)     1.84%(5)     1.85%     1.89%    1.96%(5)
-----------------------------------------------------------------------------------------------------------------------------
    139.5%       96.8%      207.8%    23.4%          5.6%       399.7%      23.4%         5.6%       399.7%    303.5%   139.5%

       5. Annualized.

       6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 28, 1997 were $345,474,844 and $159,201,682, respectively. For the years ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage "dollar-rolls."

       See accompanying Notes to Financial Statements.

13  Oppenheimer U.S. Government Trust

NOTES TO FINANCIAL STATEMENTS   (Unaudited)

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

       Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

       -------------------------------------------------------------------------
       INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

       -------------------------------------------------------------------------
       SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of February 28, 1997, the Fund had entered into outstanding when-issued or forward commitments of $238,389,566.

                      In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

14     Oppenheimer U.S. Government Trust

================================================================================
1. SIGNIFICANT ACCOUNTING
   POLICIES (CONTINUED)

       Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

       -------------------------------------------------------------------------
       FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

       -------------------------------------------------------------------------
       TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service.
       During the six months ended February 28, 1997, a reduction of $32,315 was made for the Fund's projected benefit obligations and payments of $9,051 were made to retired trustees, resulting in an accumulated liability of $172,497 at February 28, 1997.

       -------------------------------------------------------------------------
       DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

       -------------------------------------------------------------------------
       CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
       (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

       -------------------------------------------------------------------------
       OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

15     Oppenheimer U.S. Government Trust

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST

       The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                   SIX MONTHS ENDED FEBRUARY 28, 1997 PERIOD ENDED AUGUST 31, 1996(2) YEAR ENDED JUNE 30, 1996(1)
                                   ---------------------------------- ----------------------------    ---------------------------
                                   SHARES         AMOUNT              SHARES        AMOUNT            SHARES         AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                               2,644,532     $ 24,872,516         1,923,780     $17,886,206       10,356,711    $ 98,293,347
Dividends reinvested               1,532,672       14,411,680           493,845       4,572,687        2,643,981      25,030,137
Issued in connection with the
acquisition of:
Oppenheimer Mortgage Income
Fund--Note 7                              --               --                --              --        8,262,838      77,918,563
Quest for Value U.S. Government
Income Fund--Note 7                       --               --                --              --       10,598,976     101,114,231
Connecticut Mutual Government
Account--Note 7                           --               --                --              --        5,008,473      46,829,224
Redeemed                          (8,096,573)     (75,889,974)       (2,152,748)    (20,009,753)     (15,453,509)   (146,823,286)
                                  ----------     ------------        ----------     -----------      -----------    ------------
Net increase (decrease)           (3,919,369)    $(36,605,778)          264,877     $ 2,449,140       21,417,470    $202,362,216
                                  ==========     ============        ==========     ===========      ===========    ============

-----------------------------------------------------------------------------------------------------------------   ------------
Class B:
Sold                               1,244,498     $ 11,681,886           769,313     $ 7,144,526        2,376,966    $ 22,507,322
Dividends reinvested                  89,217          837,898            26,786         247,712           81,288         766,568
Issued in connection with the
acquisition of:
Oppenheimer Mortgage Income
Fund--Note 7                              --               --                --              --          683,099       6,434,794
Quest for Value U.S. Government
Income Fund--Note 7                       --               --                --              --          967,755       9,222,705
Connecticut Mutual Government
Account--Note 7                           --               --                --              --           10,367          96,832
Redeemed                            (969,495)      (9,037,755)         (146,276)     (1,359,210)        (811,911)     (7,675,090)
                                  ----------     ------------        ----------     -----------      -----------    ------------
Net increase                         364,220     $  3,482,029           649,823     $ 6,033,028        3,307,564    $ 31,353,131
                                  ==========     ============        ==========     ===========      ===========    ============

-----------------------------------------------------------------------------------------------------------------   ------------
Class C:
Sold                                 397,874     $  3,733,240           209,265     $ 1,946,901        1,386,839    $ 13,136,459
Dividends reinvested                  54,162          508,718            16,389         151,584           85,473         807,582
Issued in connection with the
acquisition of
Quest for Value U.S.  Government
Income Fund--Note 7                       --               --                --              --          284,411       2,710,439
Redeemed                            (395,666)      (3,711,935)         (209,156)     (1,936,557)        (921,932)     (8,688,563)
                                  ----------     ------------        ----------     -----------      -----------    ------------
Net increase                          56,370     $    530,023            16,498     $   161,928          834,791    $  7,965,917
                                  ==========     ============        ==========     ===========      ===========    ============

       1. For the year ended June 30, 1996 for Class A and Class C shares and for the period from July 21, 1995 (inception of offering) to June 30, 1996 for Class B shares.

       2. The Fund changed its fiscal year end from June 30 to August 31.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At February 28, 1997, net unrealized appreciation on investments of $2,140,867 was composed of gross appreciation of $9,560,758, and gross depreciation of $7,419,891.

16     Oppenheimer U.S. Government Trust

================================================================================
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

       Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of aggregate net assets, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of aggregate net assets over $800 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

                      For the six months ended February 28, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $336,226, of which $115,344 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $424,330 and $27,051, of which $11,633 and $2,848, respectively, was paid to an affiliated broker/dealer. During the six months ended February 28, 1997, OFDI received contingent deferred sales charges of $62,210 and $1,942, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

                      OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                      The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1997, OFDI paid $82,801 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                      The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1997, OFDI paid $6,874 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $158,332 and $29,509, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At February 28, 1997, OFDI had incurred unreimbursed expenses of $1,191,373 for Class B and $223,237 for Class C.

================================================================================
5. FUTURES CONTRACTS

       The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

                      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                      Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

17     Oppenheimer U.S. Government Trust

================================================================================
5. FUTURES CONTRACTS
   (CONTINUED)

       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

                      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

       At February 28, 1997, the Fund had outstanding futures contracts to buy and sell debt securities as follows:

                                                                                                              UNREALIZED
                                                                      NUMBER OF           VALUATION AS OF     APPRECIATION
       CONTRACTS TO BUY                             EXPIRATION DATE   FUTURES CONTRACTS   FEBRUARY 28, 1997   (DEPRECIATION)
       --------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds                          3/97              220                 $24,399,375             $(293,000)

       CONTRACTS TO SELL
       --------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts.                           3/97              295                  31,283,828               617,656
       U.S. Treasury Bonds                          6/97              100                  11,043,750                12,500
                                                                                                               ------------
       Total Unrealized Appreciation                                                                               $377,156
                                                                                                               ============


================================================================================
6. ILLIQUID AND
   RESTRICTED SECURITIES

       At February 28, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at February 28, 1997 was $29,528,048, which represents 5.53% of the Fund's net assets.

================================================================================
7. ACQUISITION OF OPPENHEIMER
   MORTGAGE INCOME FUND,
   QUEST FOR VALUE U.S.
   GOVERNMENT INCOME FUND
   AND CONNECTICUT MUTUAL
   GOVERNMENT ACCOUNT

       On July 28, 1995, the Fund acquired all of the net assets of Oppenheimer Mortgage Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Mortgage Income Fund shareholders on July 12, 1995. The Fund issued 8,262,838 and 683,099 shares of Class A and Class B beneficial interest, respectively, valued at $77,918,563 and $6,434,794 in exchange for the net assets, resulting in combined Class A net assets of $385,440,401 and Class B net assets of $6,806,465 on July 28, 1995. The net assets acquired included net unrealized appreciation of $844,310. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

                      On November 24, 1995, the Fund acquired all of the net assets of Quest for Value U.S. Government Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest for Value U.S. Government Income Fund shareholders on November 16, 1995. The Fund issued 10,598,976, 967,755 and 284,411 shares of Class A, Class B and Class C beneficial interest, respectively, valued at $101,114,231, $9,222,705 and $2,710,439 in exchange for the net assets, resulting in combined Class A net assets of $518,859,988, Class B net assets of $21,270,443 and Class C net assets of $16,422,311 on November 24, 1995. The net assets acquired included net unrealized depreciation of $533,506. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

                      On April 26, 1996, the Fund acquired all of the net assets of Connecticut Mutual Government Account, pursuant to an Agreement and Plan of Reorganization approved by the Connecticut Mutual Government Account shareholders on April 24, 1996. The Fund issued 5,008,473 and 10,367 shares of Class A and Class B beneficial interest, respectively, valued at $46,829,224 and $96,832 in exchange for the net assets, resulting in combined Class A net assets of $513,892,599 and Class B net assets of $28,393,161 on April 26, 1996. The net assets acquired included net unrealized depreciation of $184,154. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

18     Oppenheimer U.S. Government Trust

OPPENHEIMER U.S. GOVERNMENT TRUST

================================================================================
OFFICERS AND TRUSTEES
       Leon Levy, Chairman of the Board of Trustees
       Donald W. Spiro, Vice Chairman of the Board of Trustees
       Bridget A Macaskill, Trustee and President
       Robert G. Galli, Trustee
       Benjamin Lipstein, Trustee
       Elizabeth B. Moynihan, Trustee
       Kenneth A. Randall, Trustee
       Edward V. Regan, Trustee
       Russell S. Reynolds, Jr., Trustee
       Pauline Trigere, Trustee
       Clayton K. Yeutter, Trustee
       David A. Rosenberg, Vice President
       George C. Bowen, Treasurer
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Andrew J. Donohue, Secretary
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS
       KPMG Peat Marwick LLP

================================================================================
LEGAL COUNSEL
       Gordon Altman Butowsky Weitzen Shalov & Wein

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

       This is a copy of a report to shareholders of Oppenheimer U.S. Government Trust. This report must be preceded or accompanied by a Prospectus of Oppenheimer U.S. Government Trust. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

19     Oppenheimer U.S. Government Trust

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0220.001.0297       April 30, 1997


[PHOTO]

CUSTOMER SERVICE REPRESENTATIVE
OPPENHEIMERFUNDS SERVICES

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270


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